                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                       BALDWIN TECHNOLOGY COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        BALDWIN TECHNOLOGY COMPANY, INC.

                               2 Trap Falls Road
                                   Suite 402
                               Shelton, CT 06484

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 8, 2005

To the Stockholders:

     The Annual Meeting of Stockholders of Baldwin Technology Company, Inc. (the "Company") will be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 on Tuesday, the 8th day of November, 2005 at 10:00 a.m., Eastern Standard Time, for the following purposes:

          1. To elect two Class III Directors to serve for three-year terms or until their respective successors are elected and qualify.

          2. To adopt the 2005 Equity Compensation Plan.

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record as of the close of business on September 30, 2005, are entitled to receive notice of and to vote at the meeting. A list of such stockholders shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten days prior to the meeting, at the offices of the Company.

     By Order of the Board of Directors.

                                          Helen P. Oster
                                          Secretary
Shelton, Connecticut
October 11, 2005

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES OF STOCK PERSONALLY, WHETHER OR NOT YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

                        BALDWIN TECHNOLOGY COMPANY, INC.

                                PROXY STATEMENT

                                                            Shelton, Connecticut
                                                                October 11, 2005

     The accompanying Proxy is solicited by and on behalf of the Board of Directors of Baldwin Technology Company, Inc., a Delaware corporation (the "Company" or "Baldwin"), for use only at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the American Stock Exchange, 86 Trinity Place, New York, New York 10006 on the 8th day of November, 2005 at 10:00 a.m., Eastern Standard Time, and at any adjournment thereof. The approximate date on which this Proxy Statement and accompanying Proxy will first be given or sent to stockholders is October 14, 2005.

     Each Proxy executed and returned by a stockholder may be revoked at any time thereafter, by written notice to that effect to the Company, attention of the Secretary, prior to the Annual Meeting, or to the Chairman, or the Inspectors of Election, at the Annual Meeting, or by execution and return of a later-dated Proxy, except as to any matter voted upon prior to such revocation.

     Proxies in the accompanying form will be voted in accordance with the specifications made and, where no specifications are given, will be voted FOR the election as Directors of the nominees named herein and if any one or more of such nominees should become unavailable for election for any reason then FOR the election of any substitute nominee that the Board of Directors of the Company may propose and FOR the adoption of the Company's 2005 Equity Compensation Plan. In the discretion of the proxy holders, the Proxies will also be voted FOR or AGAINST such other matters as may properly come before the meeting. The management of the Company is not aware of any other matters to be presented for action at the meeting.

     With regard to the election of Directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be counted as present for purposes of determining the existence of a quorum and will not have any effect on the vote. Abstentions may be specified on all proposals except the election of Directors and will be counted as present for the purposes of determining the existence of a quorum regarding the item on which the abstention is specified. Since the adoption of the Company's 2005 Equity Compensation Plan requires the affirmative vote of a majority of the shares present, in person or by proxy, abstentions will have the effect of a negative vote on this matter. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum and will have no effect on the outcome of the election of Directors.

     The affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), and Class B Common Stock, par value $.01 per share (the "Class B Common Stock"), present, in person or by proxy, and entitled to vote at the meeting, voting as a single class, with each share of Class A Common Stock having one vote per share and each share of Class B Common Stock having ten votes per share, is required for the approval of any matters voted upon at the meeting or any adjournment thereof other than the election of Directors. The required votes for the election of Directors is described below under the caption "Voting Securities."

                               VOTING SECURITIES

     The Board of Directors has fixed the close of business on September 30, 2005 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. The issued and outstanding stock of the Company on September 30, 2005 consisted of 12,987,647 shares of Class A Common Stock and 1,965,419 shares of Class B Common Stock.

     With respect to the election of Directors, the holders of Class A Common Stock, voting as a separate class, are entitled to elect 25% of the total number of Directors (or the nearest higher whole number) constituting the entire Board of Directors. Accordingly, the holders of Class A Common Stock are entitled to elect two of the seven Directors that will constitute the entire Board of Directors. Holders of Class B Common Stock, voting as a separate class, are entitled to elect the remaining Directors, so long as the number of outstanding shares of Class B Common Stock is equal to at least 12.5% of the number of outstanding shares of both classes of Common Stock as of the record date. If the number of outstanding shares of Class B Common Stock is less than 12.5% of the total number of outstanding shares of both classes of Common Stock as of the record date, the remaining directors are elected by the holders of both classes of Common Stock voting together as a single class, with the holders of Class A Common Stock having one vote per share and the holders of Class B Common Stock having ten votes per share. As of September 30, 2005 the number of outstanding shares of Class B Common Stock constituted approximately 13.1% of the total number of outstanding shares of both classes of Common Stock. Accordingly, the holders of Class B Common Stock, voting as a separate class, are entitled to elect five of the seven Directors that will constitute the entire Board of Directors.

     Except with respect to the election or removal of Directors, and certain other matters with respect to which Delaware law requires each class to vote as a separate class, the holders of Class A Common Stock and Class B Common Stock vote as a single class on all matters, with each share of Class A Common Stock having one vote per share and each share of Class B Common Stock having ten votes per share. A quorum of stockholders is constituted by the presence, in person or by proxy, of holders of record of both Class A Common Stock and Class B Common Stock representing a majority of the aggregate number of votes entitled to be cast by both classes together. Abstentions will be considered present and have the effect of a negative vote; broker non-votes will be counted as present but will have no effect on the vote on such matters.

     With respect to the election or removal of Directors, and certain other matters with respect to which Delaware law requires each class to vote as a separate class, a quorum of the stockholders of such class is constituted by the presence, in person or by proxy, of holders of record of such class representing a majority of the number of votes entitled to be cast by such class. As stated above, proxies withheld and broker non-votes will be excluded entirely with respect to the election of Directors and have no effect on the vote thereon.

                              CORPORATE GOVERNANCE

BOARD INDEPENDENCE

     The Board has determined that Messrs. Becker, Bergstrom and Whitney and Ms. Mulholland are independent directors under the listing standards of the American Stock Exchange. Mr. Nathe, an employee of the Company, Mr. Hara, a former employee of the Company and currently a strategic advisor to the Company, and Mr. Fortenbaugh, counsel to the Company, are not considered independent directors.

CODE OF CONDUCT AND BUSINESS ETHICS

     The Company adopted a Code of Conduct and Business Ethics in September 2004, replacing the previous Code of Business Ethics. The Code has been distributed to all directors and employees, and written acknowledgment of understanding and compliance is required of all directors, executive officers, senior managers and financial staff annually. The Code is posted on the Company's web site (www.baldwintech.com) under the Corporate Governance section.

BOARD STATEMENT OF PRINCIPLES

     The Board has adopted a Statement of Principles, which is posted on the Company's web site under the Corporate Governance section.

COMMITTEE CHARTERS

     The Board of Directors first adopted written charters for the Audit, Compensation and Executive Committees of the Board in 2001. Each of those charters are reviewed annually, and amended if necessary. The charters, as amended, are posted on the Company's web site, under the Corporate Governance section.

BOARD AND COMMITTEE ATTENDANCE

     During Fiscal 2005, each director attended at least 75% of the aggregate number of meetings of the Board and Committees on which he or she served. All of the directors attended the Company's 2004 Annual Meeting of Stockholders. Directors are expected, but not required, to attend the 2005 Annual Meeting of Stockholders. The Board of Directors holds meetings on at least a quarterly basis, and the Independent Directors meet as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

     Any stockholder wishing to communicate with the Board or a specified individual director may do so by contacting the Company's Corporate Secretary, in writing, at the corporate address listed on the cover page of this proxy statement, or by telephone at (203) 402-1000. The Corporate Secretary will forward to the Board or the director a written, e-mail or phone communication. The Corporate Secretary has been authorized by the Board to screen frivolous or unlawful communications or commercial advertisements.

THE BOARD NOMINATION PROCESS

     The Company does not have a standing nominating committee or committee performing similar functions. The Board believes that it is appropriate for the Company not to have such a committee since the Independent Directors perform the functions which otherwise would be delegated to such a committee.

     The Independent Directors identify director nominees based primarily on recommendations from management, board members, stockholders, and other sources, such as printing industry associations. The Independent Directors recommend to the Board nominees that possess qualities such as personal and professional integrity, sound business judgment, and graphic arts industry or financial expertise. The Independent Directors also consider independence, age and diversity (broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics) in making their recommendations for nominees to the full Board. In addition, the Independent Directors also evaluate other factors that they may deem are in the best interests of the Company and its stockholders.

     There is no formal policy with regard to the consideration of any director candidates recommended by stockholders; however, stockholders who wish to recommend a prospective nominee for the Board for consideration by the Independent Directors may do so by notifying the Corporate Secretary in writing at the corporate address listed on the cover page of this proxy statement no later than June 16, 2006. The Corporate Secretary will pass all such stockholder recommendations on to the Lead Director (one of the Independent Directors chosen by the Independent Directors pursuant to the Board's Statement of Principles) for consideration by the Independent Directors. Any such recommendation should provide whatever supporting material the stockholder considers appropriate, but should at a minimum include such background and biographical material as will enable the Independent Directors to make an initial determination as to whether the nominee satisfies the Board membership criteria set out in the Statement of Principles. All candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates. No stockholder recommendations for director candidates were received by the Independent Directors during the Company's fiscal year ended June 30, 2005.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding beneficial ownership of the Class A Common Stock and Class B Common Stock as of August 31, 2005 (except where otherwise noted) based on a review of information filed with the United States Securities and Exchange Commission ("SEC") and the Company's stock records with respect to (a) each person known to be the beneficial owner of more than 5% of the outstanding shares of Class A Common Stock or Class B Common Stock, (b) each Director or nominee for a directorship of the Company, (c) each current executive officer of the Company named in the Summary Compensation Table, and (d) all executive officers and directors of the Company as a group. Unless otherwise stated, each of such persons has sole voting and investment power with respect to such shares.

                                                                  BENEFICIAL OWNERSHIP
                                              ------------------------------------------------------------
                                                   AMOUNT AND NATURE
                                                     OF OWNERSHIP                       PERCENT OF
NAME AND ADDRESS                              ---------------------------        -------------------------
OF BENEFICIAL OWNER                           CLASS A(1)          CLASS B        CLASS A(1)        CLASS B
-------------------                           ----------          -------        ----------        -------
Gabelli Asset Management, Inc.(2)...........  2,064,100                 0          15.93%              --
  One Corporate Center
  Rye, New York 10580
Royce & Associates, LLC(3)..................  1,301,800                 0          10.04%              --
  1414 Avenue of the Americas
  New York, New York 10019
Dimensional Fund Advisors Inc.(4)...........    779,600                 0           6.02%              --
  1299 Ocean Ave., 11th Floor
  Santa Monica, California 90401
Akira Hara(5)(6)............................    761,518(7)        463,136           5.65%           23.56%
  Baldwin Japan Limited
  2-4-34 Toyo, Kohtoh-ku
  Tokyo 135, Japan
The Red Oak Fund, LP(8).....................    685,400                 0           5.29%              --
  145 Fourth Avenue
  Suite 15A
  New York, New York 10003
Loeb Partners Corporation(9)................    682,911                 0           5.27%              --
  61 Broadway
  New York, NY 10006
Wendell M. Smith (10).......................    525,634           524,923            3.9%           26.71%
  10 Manor House
  Smith's FL07, Bermuda
Gerald A. Nathe(5)..........................    445,298(7)(11)    320,144           3.33%           16.29%
  Baldwin Technology Company, Inc.                     (12)
  2 Trap Falls Road -- Suite 402
  Shelton, Connecticut 06484
Jane G. St. John (13).......................    409,664           404,864           3.07%           20.60%
  P.O. Box 3236
  Blue Jay, California 92317
Vijay C. Tharani............................    183,510(7)(12)     10,000(14)       1.41%               *
  Baldwin Technology Company, Inc.
  2 Trap Falls Road -- Suite 402
  Shelton, Connecticut 06484

                                                                  BENEFICIAL OWNERSHIP
                                              ------------------------------------------------------------
                                                   AMOUNT AND NATURE
                                                     OF OWNERSHIP                       PERCENT OF
NAME AND ADDRESS                              ---------------------------        -------------------------
OF BENEFICIAL OWNER                           CLASS A(1)          CLASS B        CLASS A(1)        CLASS B
-------------------                           ----------          -------        ----------        -------
Ralph R. Whitney, Jr.(5)....................    120,000(7)        100,315(15)          *              5.1%
  Hammond Kennedy Whitney & Co., Inc.
  230 Park Avenue, Suite 1616
  New York, New York 10169
Judith A. Mulholland(5).....................     63,000(7)(16)        315(15)          *                *
  4324 Snowberry Lane
  Naples, Florida 34119
Karl S. Puehringer..........................     42,667(7)              0              *               --
  Baldwin Germany GmbH
  Derchinger Strasse 137
  D-86165 Augsburg, Germany
Samuel B. Fortenbaugh III(5)................     40,000(7)            315(15)          *                *
  1211 Ave. of the Americas, 27th Floor
  New York, New York 10036
Takayuki Miyaoku............................     37,500(7)              0              *               --
  Baldwin Japan Ltd
  Tokyo, Japan
Shaun J. Kilfoyle...........................     18,667(7)              0              *               --
  Baldwin Technology Company, Inc.
  2 Trap Falls Road -- Suite 402
  Shelton, Connecticut 06484
Mark T. Becker(5)...........................     18,000(7)              0              *               --
  SLI Holdings Int'l.
  4 Manhattanville Rd., 1st Floor
  Purchase, New York 10577
Rolf Bergstrom(5)...........................      6,667(7)              0              *               --
  Sodra Villagatan 6
  23735 Bjarred, Sweden
All executive officers and directors of
  the.......................................  1,736,827(7)(11)    894,225(14)(15)   12.21%          45.48%
  Company as a group (including                        (12)(16)
  11 individuals, named above)(17)

---------------
  * = Less than 1%.

 (1) Each share of Class B Common Stock is convertible at any time, at the option of the holder thereof, into one share of Class A Common Stock. The amount of shares shown as Class A Common Stock held by a beneficial owner in the table above includes those shares of Class A Common Stock issuable upon conversion of the shares of Class B Common Stock held by the beneficial owner.

 (2) Amount and Nature of Ownership is based on Amendment No. 18 to Schedule 13D filed on November 19, 2004 with the SEC reporting beneficial ownership of securities of the Company held by affiliates of the beneficial owner, an investment advisor, as of November 18, 2004; Percent of Class is calculated based on information set forth in said filing and Class A Common Stock outstanding on the record date.

 (3) Amount and Nature of Ownership is based on a Schedule 13G filed on January 21, 2005 with the SEC reporting beneficial ownership of securities of the Company held by the beneficial owner, an investment advisor, as of December 31, 2004; Percent of Class is calculated based on information set forth in said filing and Class A Common Stock outstanding on the record date; Percent of Class is calculated based on information set forth in said filing and Class A Common Stock outstanding on the record date.

 (4) Amount and Nature of Ownership is based on Amendment No. 7 to a Schedule 13G filed on February 9, 2005 with the SEC reporting beneficial ownership of securities of the Company held by the beneficial owner, a registered investment advisor, on behalf of certain funds as of December 31, 2004; Percent of Class is calculated based on information set forth in said filing and Class A Common Stock outstanding on the record date.

 (5) Member of the Board of Directors of the Company.

 (6) Amount and Nature of Ownership is based on a Form 4 -- Statement of Changes in Beneficial Ownership -- filed by the beneficial owner with the SEC on September 6, 2005.

 (7) Includes shares of Class A Common Stock subject to options which are exercisable within 60 days as follows: Mr. Nathe, 91,500 shares; Mr. Hara, 53,000 shares; Mr. Fortenbaugh, 19,685 shares; Mr. Whitney, 19,685 shares; Ms. Mulholland, 19,685 shares; Mr. Tharani, 70,000 shares; Mr. Becker, 8,000 shares; Mr. Puehringer, 36,667; Mr. Kilfoyle, 18,667; Mr. Bergstrom, 5,000; Mr. Miyaoku, 37,500; and as to all executive officers and directors of the Company as a group, 376,056 shares.

 (8) Amount and Nature of Ownership and Percent of Class is based on a Schedule 13G filed on September 23, 2005 with the SEC reporting beneficial ownership of securities of the Company held by the filer, the general partner and controlling member of a Delaware limited liability company and private investment vehicle formed for investing and trading in securities and financial instruments.

 (9) Amount and Nature of Ownership is based on Amendment No. 5 to a Schedule 13D filed on August 18, 2005 with the SEC reporting beneficial ownership of securities of the Company held by the beneficial owner, a registered broker/dealer and registered investment advisor, as of August 16, 2005; Percent of Class is calculated based on information set forth in said filing and Class A Common Stock outstanding on the record date.

(10) Amount and Nature of Ownership is based on Amendment No. 16 to Schedule 13G filed on August 13, 2004 with the SEC reporting beneficial ownership of securities of the Company held by the beneficial owner as of June 15, 2004; Percent of Class is calculated based on information set forth in said filing and Class A Common Stock outstanding on the record date.

(11) Includes 21,000 shares of Class A Common Stock held jointly with Patricia
     A. Nathe, wife of the beneficial owner; does not include 160,000 shares which may be issued pursuant to Mr. Nathe's employment agreement with the Company as more fully described in the Employment Agreements section below.

(12) Includes shares held in the account of the beneficial owner in the Company's profit sharing and savings plan, as of September 30, 2005, as follows: Mr. Tharani, 31,810 shares and Mr. Nathe, 12,654 shares.

(13) Includes 24,000 shares of Class B Common Stock held of record by John St. John, husband of the beneficial owner and 106,932 shares of Class B Common Stock held of record jointly by Mr. and Mrs. St. John; also includes 4,800 shares of Class A Common Stock held by Mr. and Mrs. St. John as custodians for their children.

(14) Shares held jointly with Randy Tharani, wife of the beneficial owner.

(15) Includes shares of Class B Common Stock subject to options which are exercisable within 60 days as follows: Mr. Fortenbaugh, 315 shares; Mr. Whitney, 315 shares; and Ms. Mulholland, 315 shares.

(16) Includes 2,000 shares held jointly with Bob Mulholland, husband of the beneficial owner.

(17) Does not include shares of Class A Common Stock owned by Harold W. Gegenheimer, Chairman Emeritus, of the Company.

     To the knowledge of the Company, no arrangement exists, the operation of which might result in a change in control of the Company.

                             ELECTION OF DIRECTORS

     Under the Company's Certificate of Incorporation, the Board of Directors (the "Board") is divided into three classes, with each class being as equal in size as possible. One class is elected each year. Directors in each class hold office for a term of three years and until their respective successors are elected and qualified. There are currently seven members of the Company's Board of Directors.

     Judith A. Mulholland, a Class I Director, and Mark T. Becker, a Class II Director, were elected by a plurality vote of the outstanding shares of Class A Common Stock. Akira Hara and Ralph R. Whitney, Jr., Class III Directors, Samuel
B. Fortenbaugh III and Rolf Bergstrom, Class I Directors, and Gerald A. Nathe, a Class II Director, were elected by a plurality vote of the outstanding shares of Class B Common Stock.

     At this year's Annual Meeting, two Directors will be elected to Class III. If elected, their terms will expire at the Annual Meeting in 2008. Akira Hara and Ralph R. Whitney, Jr. who are currently Class III Directors, have been nominated to serve as Class III Directors. They will be elected by a plurality vote of the outstanding shares of Class B Common Stock present, in person or by proxy, and entitled to vote at the meeting, voting as a separate class.

     The Board of Directors knows of no reason why any nominee for Director would be unable to serve as a Director. If any nominee should for any reason be unable to serve, the shares represented by all valid proxies not containing contrary instructions may be voted for the election of such other person as the Board may recommend in place of the nominee that is unable to serve.

     Set forth below are the names of all continuing Directors and nominees and certain biographical information with respect to each such continuing Director and nominee.

NOMINEES FOR ELECTION AT THE 2005 ANNUAL MEETING:

CLASS III

     Akira Hara, age 70, is currently a strategic advisor to the Company and Chairman of Baldwin Japan Limited. He has served as a Director of the Company since 1989. He was President of Baldwin Asia Pacific Corporation from 1989 through 2001, Vice President of the Company from 1989 through 1999, President of Baldwin Japan Limited from 1979 through 1999 and President of the Company's Graphic Products and Controls Group from 1997 through 1999.

     Ralph R. Whitney, Jr., age 70, has served as a Director of the Company since 1988. Mr. Whitney has been a principal of Hammond, Kennedy, Whitney & Company, Inc., a private capital firm, since 1971 and currently serves as its Chairman. He also serves as a director of First Technology PLC, a manufacturer of bimetal fuses and sensing devices for the automobile industry, Dura Automotive Systems, Inc., an automobile parts manufacturer, Relm Communications, a wireless communications company, and Reinhold Industries, Inc., a composites material manufacturer.

CLASS I (Term will expire at the 2006 Annual Meeting)

     Samuel B. Fortenbaugh III, age 71, practices law. He is a former Chairman of Morgan Lewis & Bockius LLP, an international law firm. Mr. Fortenbaugh was a senior partner from January 1, 1980 until September 30, 2001 and a senior counsel from October 1, 2001 until August 31, 2002 of that firm. He has served as a Director of the Company since 1987. Mr. Fortenbaugh also serves as a director of Security Capital Corporation, an employer cost containment and health services and educational services company located in Greenwich, Connecticut.

     Judith A. Mulholland, age 63, has been a Director of the Company since 1994. She is a retired graphic arts industry executive. Until December, 1996, Ms. Mulholland was Vice President of Courier Corporation, a book printer. Ms. Mulholland joined Courier in 1990 as founder and President of The Courier Connection, an electronic integrated publishing service bureau, which is a division of Courier Corporation.

     Rolf Bergstrom, age 63, has served as a Director of the Company since 2003. Mr. Bergstrom has owned and operated since 1998 a consulting firm, Bergstrom Tillvaxt AB, a company specializing in strategic planning, managed growth and turn-around of companies. He currently serves as Chairman of the Board of a private Swedish company, Emotron AB, makers of products for electric motors. He is a Board member of three other Swedish companies, Roxtec AB, makers of seals for cable and pipes, Marka Pac AB, a plastics manufacturer, and Gislaued Folie, a producer of foils for decorative and industrial applications. Mr. Bergstrom is also a member of the advisory board at the University of Southern Florida. He has 28 years of combined experience in various positions in Swedish companies, including Perstorp AB, where he was President of the surface material group and the inventor of the concept of "Pergo" laminated flooring.

CLASS II (Term will expire at the 2007 Annual Meeting)

     Mark T. Becker, age 46, has served as a Director of the Company since 2001. Since May 2004, Mr. Becker has been the Chief Financial Officer of SLI Holdings International, a manufacturer of lighting fixtures. From 2000 to April 2004, Mr. Becker was Vice President and Chief Financial Officer of Sappi Fine Paper NA, a subsidiary of Sappi Ltd., an international producer of coated woodfree paper, dissolving pulp and forest products. From 1998 through 2000, Mr. Becker served as Chief Financial Officer of Sealed Air Corporation-Europe, a leading global manufacturer of protective and specialty packaging materials and systems. He was Chief Financial Officer -- Europe of W.R. Grace & Co. from 1996 through 1998.

     Gerald A. Nathe, age 64, has served as Chairman of the Board of the Company since February, 1997. He was Chief Executive Officer from October 1995 through November 2001, and was re-elected to and since October 2002 has held that position. He was President from August 1993 through March 2001 and from October 2002 through June 2005. Mr. Nathe has served as a Director since 1987.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     The Directors and executive officers of the Company are as follows:

                NAME                                             POSITION
                ----                                             --------
Gerald A. Nathe......................  Chairman of the Board, Chief Executive Officer and
                                       Director(1)
Karl S. Puehringer...................  President and Chief Operating Officer
Vijay C. Tharani.....................  Vice President, Chief Financial Officer and Treasurer
Shaun J. Kilfoyle....................  Vice President
Takayuki Miyaoku.....................  Vice President
Mark T. Becker.......................  Director(3)
Rolf Bergstrom.......................  Director(2)
Samuel B. Fortenbaugh III............  Director(1)
Akira Hara...........................  Director(2)
Judith A. Mulholland.................  Director(2)(3)
Ralph R. Whitney, Jr. ...............  Director(1)(3)(4)

---------------

(1) Member of the Executive Committee.

(2) Member of the Compensation Committee.

(3) Member of the Audit Committee.

(4) Lead Director

     Karl S. Puehringer, age 40, was appointed President and Chief Operating Officer of the Company on July 1, 2005. From November 2001 through June 2005, Mr. Puehringer was a Vice President of the Company, responsible primarily for the Company's European operations. Prior to joining Baldwin, Mr. Puehringer served as a Manager at A.T. Kearney in Munich where he was responsible for project management from 1999 to 2001. From 1996 to 1999, he was President and a Director of Voest-Alpine MCE, Indonesia, and from 1993 to 1996, he was Managing Director of Voest-Alpine Ice, Mexico.

     Vijay C. Tharani, age 42, has been Vice President, Chief Financial Officer and Treasurer of the Company since June 2001. From 1998 to 2000, Mr. Tharani was Vice President and Chief Financial Officer at Weigh-Tronix, LLC, a manufacturer of industrial weighing systems. From 1995 to 1998, Mr. Tharani was Vice President of Finance for the International Division of Fisher Scientific, Inc., a global distributor of laboratory chemicals, supplies and equipment. Prior to that time, he held various finance positions with RJR Nabisco and Pillsbury, Inc.

     Shaun J. Kilfoyle, age 51, has been a Vice President of the Company since November 2002. Since 2003, he has been responsible for the Company's operations in the Americas. He re-joined Baldwin in September 2001, responsible primarily for marketing and strategic planning. From 1997 to 2001, Mr. Kilfoyle was Vice President and Group Publisher of the Printing, Packaging and Design (Publishing, Data and Research) Unit of Cahner Business Information, a division of Reed Elsevier, the largest business-to-business publisher in the world. Prior to that time, Mr. Kilfoyle held various marketing and business management positions at a subsidiary of the Company from 1984 to 1997.

     Takayuki Miyaoku, age 65, has been a Vice President of the Company since November 2004. Since 1999, he has served as President and Managing Director of Baldwin Japan, Ltd., where he was Manager of the Overseas Division from 1997 to 1998, and Director of that Division from 1998 to 1999. Prior to joining Baldwin, Mr. Miyaoku served as General Manager of Machinery at Daiei Paper Ltd from 1995 to 1997, following 30 years in various sales and management positions with Mitsubishi Heavy Industry, Ltd.

     All of the Company's officers are elected annually by the Board of Directors and hold office at the pleasure of the Board of Directors.

     See "Election of Directors" for biographies relating to Directors.

                               BOARD OF DIRECTORS

     The Board of Directors has responsibility for establishing broad corporate policies and for overseeing the management of the Company, but is not involved in day-to-day operations. Members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports presented by management at Board and Committee meetings. During the fiscal year ended June 30, 2005, the Board held five (5) regularly scheduled meetings, one (1) special meeting and acted by written consent twice.

COMPENSATION OF DIRECTORS

     Directors who were not employees of the Company received a $16,000 annual retainer and a fee of $1,000 for each meeting they attended of the Board of Directors or the Committee on which they served during the fiscal year ended June 30, 2005. However, no fees are paid for a Committee meeting held in conjunction with a Board meeting. In addition, the Chair of the Audit Committee received an additional $1,000 quarterly, and the Chair of the Compensation Committee and the Lead Director of the Independent Directors each received an additional $500 fee quarterly.

     Non-employee Directors received annual awards of stock options under the Company's 1990 Directors' Stock Option Plan (the "1990 Plan"), until the 1990 Plan was terminated in November 1998. From 1990 through 1997, each year, on the third day following the Company's Annual Meeting of Stockholders, every non-employee Director was automatically granted an option to purchase 1,000 shares of Common Stock, allocated between Class A Common Stock and Class B Common Stock in the same ratio as there were outstanding shares of Class A Common Stock to shares of Class B Common Stock on such day. Under the 1990 Plan, options to purchase an aggregate of 32,923 shares of Class A Common Stock and 4,077 shares of Class B Common Stock were granted, of which options to purchase 8,055 shares of Class A Common Stock and 945 shares of Class B Common Stock remain outstanding, at exercise prices ranging from $2.56 to $5.50 per share for the options to purchase Class A Common Stock and at $3.20 to $6.87 per share for the options to purchase Class B Common Stock. Of the current Directors of the Company who received option grants under the 1990 Plan, two Directors were granted options to purchase 7,115 shares of Class A Common

Stock and 885 shares of Class B Common Stock; and one Director was granted options to purchase 3,582 shares of Class A Common Stock and 418 shares of Class B Common Stock.

     The 1998 Non-Employee Directors' Stock Option Plan (the "1998 Plan") was adopted at the 1998 Annual Meeting of Stockholders and terminated in November 2001. From 1998 through 2001, non-employee Directors received annual awards of stock options under the 1998 Plan. Each year, on the day following the Company's Annual Meeting of Stockholders, every non-employee Director was automatically granted an option to purchase 3,000 shares of Class A Common Stock. Under the 1998 Plan, options to purchase an aggregate of 66,000 shares of Class A Common Stock were granted, of which options to purchase 39,000 shares of Class A Common Stock remain outstanding, at exercise prices ranging from $1.13 to $5.50 per share. Of the current Directors of the Company who received option grants under the 1998 Plan, three Directors were granted options to purchase 12,000 shares each and one Director was granted options to purchase 3,000 shares.

     The 1996 Stock Option Plan (the "1996 Plan") was amended at the 2002 Annual Meeting of Stockholders. Under the 1996 Plan, as amended, each year, on the day following the Company's Annual Meeting of Stockholders, every non-employee Director is automatically granted an option to purchase 5,000 shares of Class A Common Stock. Under the 1996 Plan, as amended, options to purchase an aggregate of 85,000 shares of Class A Common Stock were granted to non-employee Directors, and remain outstanding, at exercise prices ranging from $0.58 to $3.25 per share. Of the current Directors of the Company who received option grants under the 1996 Plan, as amended, four Directors were granted options to purchase 15,000 shares each, one Director was granted options to purchase 10,000 shares, and one Director was granted options to purchase 5,000 shares.

     Non-employee Directors may receive awards under the 2005 Equity Compensation Plan, if adopted.

EXECUTIVE COMMITTEE

     The Executive Committee meets on call and has authority to act on most matters during the intervals between Board meetings. During the fiscal year ended June 30, 2005, the Executive Committee met three (3) times and acted by written consent once. The Executive Committee presently consists of Gerald A. Nathe (Chairman), Samuel B. Fortenbaugh III and Ralph R. Whitney, Jr. The charter of the Executive Committee is posted on the Company's web site.

AUDIT COMMITTEE

     The Audit Committee assists the Board in ensuring the quality and integrity of the Company's financial statements, and that a proper system of accounting, internal controls and reporting practices are maintained by the Company. During the fiscal year ended June 30, 2005, the Audit Committee held six (6) regular meetings and two (2) special meetings. The Audit Committee presently consists of Mark T. Becker (Chairman), Judith A. Mulholland and Ralph R. Whitney, Jr. The charter of the Audit Committee, as amended, is posted on the Company's web site. The Board of Directors has determined that all of the members of the Audit Committee are "independent," as defined by the rules of the Securities and Exchange Commission and the American Stock Exchange and that Mark T. Becker is the "Audit Committee Financial Expert".

COMPENSATION COMMITTEE

     The Compensation Committee, formerly known as the Compensation and Stock Option Committee, has the responsibility for, among other things, reviewing and making recommendations to the full Board concerning compensation and benefit arrangements for the executive officers of the Company, other than the Chief Executive Officer. The Compensation Committee also administers the 1996 Stock Option Plan, as amended. During the fiscal year ended June 30, 2005, the Compensation Committee met four (4) times. The Compensation Committee presently consists of Judith A. Mulholland (Chair), Akira Hara and Rolf Bergstrom. The charter of the Compensation Committee, as amended, is posted on the Company's web site. The Board of Directors has determined that Ms. Mulholland and Mr. Bergstrom are "independent" as defined by the Rules of the Securities and Exchange Commission and the American Stock Exchange (the "Amex"). Mr. Hara, formerly President of Baldwin-Japan, Ltd., and now serving as a strategic advisor to the Company, was added to the Compensation and Stock Option Committee under a special limited exception under the Amex rules, despite his not being an "independent" director, given his years of experience and his expertise in matters related to the Company's Asia operations. Since approximately 23% of the Company's employees are located in Asia, the Board of Directors deemed it in the best interests of the Company to have Mr. Hara serve on the Committee. Ms. Mulholland is from the U.S., where approximately 16% of the Company's employees are located, and Mr. Bergstrom is from Europe, where approximately 61% of the Company's employees are located.

NOMINATING COMMITTEE

     The Board does not have a nominating committee. Board of Director nominees are recommended to the full Board by the Independent Directors (see "The Board Nomination Process" in the Corporate Governance section above).

INDEPENDENT DIRECTORS

     The Independent Directors set compensation for the Chief Executive Officer and are responsible for recommending to the full Board nominees for election to the Board of Directors (see "The Board Nomination Process" in the Corporate Governance section above). During the fiscal year ended June 30, 2005, the Independent Directors met twice and acted by written consent once. The Independent Directors are Mark T. Becker, Rolf Bergstrom, Judith A. Mulholland and Ralph R. Whitney, Jr., who serves as Lead Director. The Statement of Principles (Charter) of the Board of Directors, which sets forth in more detail the duties and responsibilities of the Board and the Independent Directors, is posted on the Company's web site.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of the Company assists the Board in its oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The committee operates under a written charter adopted by the Board. A copy of the Audit Committee Charter, as amended, is posted on the Company's web site. The committee is comprised of three non-employee directors, each of whom is "independent" as defined by the rules of the Securities and Exchange Commission and the American Stock Exchange as in effect on the date of this report. In addition, the Board has determined that at least one member of the committee has accounting or related financial management expertise. The Chair, Mark T. Becker, has been designated as the "Audit Committee Financial Expert."

     In performing its oversight responsibilities, the committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended June 30, 2005, with management and PricewaterhouseCoopers LLP ("PwC"), the Company's independent registered public accounting firm. Management has the primary responsibility for the financial statements and the reporting process. PwC is responsible for expressing an opinion as to whether these financial statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States.

     The committee has reviewed and discussed the consolidated financial statements of the Company and its subsidiaries, which are included as Item 8 in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2005, with management of the Company and PwC.

     The committee also discussed PwC's judgment with PwC as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees."

     The committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 and has discussed PwC's independence from the Company with PwC. The committee considered whether the provision of non-audit services by PwC to the Company was compatible with maintaining the independence of PwC and concluded that the independence of PwC was not compromised by the provision of such services.

     Based on the review and discussions with management of the Company and PwC referred to above, the Audit Committee has recommended to the Board of Directors that the Company publish the consolidated financial statements of the Company and subsidiaries for the fiscal year ended June 30, 2005 in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2005 and include such financial statements in its Annual Report to Stockholders.

                                          THE AUDIT COMMITTEE
                                          Mark T. Becker, Chairman
                                          Ralph R. Whitney, Jr.
                                          Judith A. Mulholland

                       COMPENSATION OF EXECUTIVE OFFICERS

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") is comprised of three non-employee Directors of the Company, one of whom is not considered "independent" as permitted under a limited exception under the rules of the American Stock Exchange. The Committee operates pursuant to a written charter adopted by the Board, a copy of which is posted on the Company's web site. The Committee has the responsibility for establishing and recommending to the full Board the salary, incentive compensation, non-wage benefits and perquisites of the Executive Officers of the Company (the Independent Directors of the Board have the responsibility for establishing the salary, incentive compensation, non-wage benefits and perquisites of the Chief Executive Officer of the Company).

     Set forth below is a report submitted by the members of the Committee addressing the Company's compensation policies for the fiscal year ended June 30, 2005 ("Fiscal 2005") as they affected the executive officers of the Company.

    Philosophy

     The Company recognizes that a critical balance needs to be maintained between employee compensation and the successful pursuit of the Company's objectives. The Company objective is to compensate its workforce in a manner that attracts, retains, and motivates a workforce that is customer-driven and focused. To that end, the Company is committed to paying employees a competitive base salary for their knowledge, skill, experience, and responsibilities, as well as providing certain employees other incentives and benefits.

     Incentive opportunities are primarily provided through the Company's Management Incentive Compensation Plan (MICP) and the 1996 Stock Option Plan, as amended, and in the future, will be provided under the 2005 Equity Compensation Plan, if adopted. The MICP has been designed to reward, recognize and motivate Executive Officers and key management employees for their contributions on a corporate-wide and as well as a functional/local basis. Under the MICP, each Executive Officer and key manager earns cash incentive compensation based on a target bonus percentage of his/her base salary upon the achievement of either corporate consolidated objectives or the achievement of a combination of corporate targets and local objectives. An employee's position with the Company and his/her overall responsibilities in the organization determine the target bonus opportunity percentage and whether his/her objectives are based on the corporate consolidated performance (at 100%) or a combination of corporate (at 50%) and local (at 50%) performance. In addition to the MICP, the Company's 1996 Stock Option Plan and the 2005 Equity Compensation Plan, if adopted, authorize the Committee to provide Directors, Employees and Consultants of the Company, who are in a position to contribute to the long-term success of the Company, equity compensation in the form of options, stock appreciation rights (SARs) and other awards.

     Depending upon responsibilities, certain employees may also be eligible to participate in other benefits such as annual physicals, a company automobile, life insurance, a supplemental retirement benefit, and long-term disability insurance.

    Executive Officers' Disclosure

     GENERAL. For each of the Executive Officers of the Company named in the Summary Compensation Table below, compensation consists of base salary (which is set by the officer's employment agreement, subject to adjustment by the Compensation Committee or the Board as provided therein), a bonus (which was calculated in accordance with the MICP referred to in the Philosophy section above), equity compensation awards (which are tied to the long-term performance of the Company, as reflected by its stock price), and other perquisites. Certain of these Executive Officers also have supplemental retirement benefits reported in the Supplemental Retirement Benefits section below.

     FISCAL 2005 COMPENSATION.

     Mr. Karl S. Puehringer joined the Company in November 2001 and was elected a Vice President, responsible primarily for Baldwin's European operations. Effective July 1, 2005, Mr. Puehringer was elected President & Chief Operating Officer (COO), responsible for the Company's European, American, and Asian operations. His base salary is set by an employment agreement with the Company. During Fiscal 2005, Mr. Puehringer's base salary was increased from $266,244 to $276,894 and he earned a bonus of $188,581 under the MICP. Mr. Puehringer was also granted options to purchase 35,000 shares of Class A Common Stock in recognition of his performance in carrying out his duties and responsibilities as President and COO.

     Mr. Vijay C. Tharani joined the Company in June 2001 and was elected Vice President, Chief Financial Officer and Treasurer. His base salary is set by an employment agreement with the Company. During Fiscal 2005, Mr. Tharani's base salary was increased from $240,000 to $248,400 and he earned a bonus under the MICP in the amount of $175,942. Mr. Tharani was also granted options to purchase 35,000 shares of Class A Common Stock in recognition of his performance in carrying out his duties as Vice President, Chief Financial Officer and Treasurer.

     Mr. Shaun J. Kilfoyle re-joined the Company in September 2001 and was elected a Vice President in November, 2002. Since April 1, 2003, he has been responsible for Baldwin's Americas operations. His base salary is set by an employment agreement with the Company, effective as of January 1, 2003, and amended as of September 1, 2004. During Fiscal 2005, Mr. Kilfoyle received a salary adjustment and his base salary was increased from $170,000 to $186,300 and he earned a bonus of $120,411 under the MICP. Mr. Kilfoyle was also granted options to purchase 35,000 shares of Class A Common Stock in recognition of his performance in carrying out his duties and responsibilities as Vice President.

     Mr. Takayuki Miyaoku joined the Company in April 1997 and was elected a Vice President in November, 2004. Since 1999 he has been responsible for the operations of Baldwin Japan Ltd. During Fiscal 2005, Mr. Miyaoku's salary was increased from $174,528 to $181,509 and he earned a bonus of $123,618 under the MICP. He was also granted options to purchase 35,000 shares of Class A Common Stock in recognition of his performance in carrying out his duties and responsibilities as Vice President.

    CEO Disclosure

     Mr. Nathe's base salary is set by his employment agreement with the Company (see the Employment Agreements section below). Mr. Nathe's current salary is $300,000. During Fiscal 2005, Mr. Nathe earned a bonus of $212,490 under the MICP as a result of the Company's overall performance and his contributions on behalf of the Company. Mr. Nathe was also granted options to purchase 50,000 shares of Class A Common Stock in recognition of his performance in carrying out his duties and responsibilities as Chairman of the Board, President and Chief Executive Officer.

     Deductibility of Compensation under Federal Income Taxes

     Based on currently prevailing authority, including Treasury Regulations issued in December, 1995, and in consultation with outside tax and legal experts, the Committee has determined that it is unlikely that the Company will pay any amounts with respect to the fiscal year ending June 30, 2005 ("Fiscal 2005") that would result in the loss of a federal income tax deduction under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and accordingly has not recommended that any special actions be taken, or plans or programs be revised at this time in light of such tax law provision (except that the Company intends that stock options granted under the 1996 Stock Option Plan and stock options granted under the 2005 Stock Incentive Plan, have an exercise price which is the fair market value of the stock on the date of grant and that such options qualify as "performance-based compensation" under Section 162(m) of the Code).

                                          THE COMPENSATION AND STOCK OPTION
                                          COMMITTEE
                                          Judith A. Mulholland, Chair
                                          Rolf Bergstrom
                                          Akira Hara

EXECUTIVE COMPENSATION

     The following table sets forth the total remuneration paid to the Company's Chief Executive Officer and to each of the four other most highly compensated executive officers of the Company for the fiscal years ended June 30, 2005, 2004 and 2003, respectively, and includes remuneration in respect of all elements indicated from all sources, including affiliates of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                               COMPENSATION
                                            ANNUAL COMPENSATION                ------------
                                --------------------------------------------    SECURITIES
           NAME AND                                          OTHER ANNUAL(1)    UNDERLYING     ALL OTHER
      PRINCIPAL POSITION        YEAR    SALARY     BONUS      COMPENSATION     OPTIONS/SARS   COMPENSATION
      ------------------        ----   --------   --------   ---------------   ------------   ------------
Gerald A. Nathe(2)............  2005   $305,770   $212,490           -0-(3)       50,000        $ 31,876(4)
  Chairman of the Board,        2004   $272,480   $325,000           -0-          50,000        $ 35,504
  President and Chief           2003   $227,408        -0-      $505,995             -0-        $784,925
  Executive Officer
Karl S. Puehringer(5).........  2005   $273,345   $188,581      $218,555          35,000        $ 16,408(6)
  Vice President                2004   $268,321   $160,995      $118,896          25,000        $ 18,634
                                2003   $225,749        -0-        98,537          30,000        $ 14,753
Vijay C. Tharani..............  2005   $253,339   $175,942      $114,631          35,000        $ 15,800(7)
  Vice President, Chief
  Financial                     2004   $249,000   $180,000      $155,792          25,000        $ 15,951
  Officer and Treasurer         2003   $218,315        -0-      $ 60,792          30,000        $114,737
Shaun J. Kilfoyle.............  2005   $186,749   $120,411      $143,552          35,000        $ 13,242(8)
  Vice President                2004   $170,000   $102,000           -0-          25,000        $  5,488
                                2003   $152,714   $ 10,000           -0-          28,000        $  4,752
Takayuki Miyaoku(9)...........  2005   $179,825   $123,618      $ 74,531          35,000        $  2,252(10)
  Vice President

---------------

(1) Represents supplemental retirement benefits, deferred compensation benefits or retirement plan benefits as more fully described in the Supplemental Retirement Benefits section below.

(2)  Resigned as President, effective July 1, 2005.

(3) The Company had sufficiently accrued for Mr. Nathe's deferred compensation benefits as of the beginning of Fiscal 2005; therefore, no additional amounts were accrued during Fiscal 2005.

(4) Includes $5,475 long-term disability insurance premium, $3,131 legal and club fees, $13,645 life insurance benefits, $3,163 auto allowance, and a Company contribution of $6,462 to the named individual's 401(k) profit sharing and savings plan account.

(5) Elected President and Chief Operating Officer, effective July 1, 2005. Mr. Puehringer's Fiscal 2005 salary and benefit amounts are translated from Euros using the exchange rate in effect on June 30, 2005.

(6)  Includes $1,400 life insurance benefits and $15,008 auto allowance.

(7) Includes $1,651 long-term disability insurance premium, $1,165 life insurance benefits, $3,038 auto allowance, and a Company contribution of $9,946 to the named individual's 401(k) profit sharing and savings plan account.

(8) Includes $400 auto allowance, $2,140 life insurance premiums and a Company contribution of $10,702 to the named individual's 401(k) profit sharing and savings plan account.

(9) Elected a Vice President in November 2004. Mr. Miyaoku's Fiscal 2005 salary and benefit amounts are translated from Yen using the exchange rate in effect on June 30, 2005.

(10) Includes $675 club membership and $1,577 transportation allowance.

     The following table sets forth certain information relating to options granted during Fiscal 2005 to purchase shares of Class A Common Stock of the Company, pursuant to the Company's 1996 Stock Option Plan (the 1996 "Plan"), as amended. These options become exercisable in three equal annual installments beginning on the second anniversary of the date of grant, subject to acceleration as set forth in the 1996 Plan.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                       INDIVIDUAL
                                         GRANTS
                                     --------------                   POTENTIAL REALIZABLE VALUE(3) AT
                                       % OF TOTAL                   ASSUMED ANNUAL RATES OF STOCK PRICE
                          OPTIONS/    OPTIONS/SARS                    APPRECIATION FOR OPTION TERM(4)
                            SARS     GRANTED TO ALL   EXERCISE    ----------------------------------------
                          GRANTED     OPTIONEES IN      PRICE     EXPIRATION
          NAME             (#/SH)    FISCAL YEAR(1)   ($/SH)(2)      DATE      0%(5)      5%        10%
          ----            --------   --------------   ---------   ----------   -----   --------   --------
Gerald A. Nathe.........   50,000        12.82%         $3.41     08/17/2014    $0     $107,227   $271,733
Karl S. Puehringer......   35,000         8.97%         $3.41     08/17/2014    $0     $ 75,059   $190,213
Vijay C. Tharani........   35,000         8.97%         $3.41     08/17/2014    $0     $ 75,059   $190,213
Shaun J. Kilfoyle.......   35,000         8.97%         $3.41     08/17/2014    $0     $ 75,059   $190,213
Takayuki Miyaoku........   35,000         8.97%         $3.41     08/17/2014    $0     $ 75,059   $190,213

---------------

(1) Options to purchase a total of 390,000 shares of Class A Common Stock were granted under the 1996 Plan to all optionees as a group during the fiscal year ended June 30, 2005. Of this amount, options to purchase an aggregate of 30,000 shares were granted to Directors, and the balance to employees.

(2) The exercise price represents the closing price of the Company's Class A Common Stock as traded on the American Stock Exchange on the date of grant.

(3) The dollar amounts under the potential realizable value columns use 0%, 5% and 10% rates of appreciation as permitted by the Securities and Exchange Commission, and are not intended to forecast actual future appreciation in the Company's stock price. Actual gains, if any, on stock options are dependent on the future performance of the Company's stock. There can be no assurance that the amounts reflected in this table will be achieved.

(4) All stock options granted during Fiscal 2005 were for a ten (10) year term.

(5) No gain to the optionee is possible without an increase in the stock price, which increase would benefit all stockholders commensurately. A zero percent increase in stock appreciation will result in zero dollars for the optionee.

     The following table provides information concerning each option exercised during Fiscal 2005 by each of the executive officers named in the Summary Compensation Table and the fiscal year-end values of unexercised options held by such executive officers granted pursuant to the 1996 Plan or pursuant to the Company's 1986 Stock Option Plan:

                   AGGREGATED OPTION EXERCISES IN FISCAL 2005
                           AND YEAR-END OPTION VALUES

                                                                                           VALUE OF
                                                                                         UNEXERCISED
                                                                                         IN-THE MONEY
                                                                                         OPTIONS/SARS
                                                       NUMBER OF UNEXERCISED           AT FY-END ($)(2)
                                                            OPTIONS/SARS          --------------------------
                          SHARES                           AT FY-END (#)
                       ACQUIRED ON       VALUE       --------------------------          EXERCISABLE/
        NAME           EXERCISE (#)   REALIZED ($)   EXERCISABLE/UNEXERCISABLE          UNEXERCISABLE
        ----           ------------   ------------   --------------------------   --------------------------
Gerald A. Nathe......    -0-            -0-           78,167 / 113,333 Class A     $58,167 / $85,833 Class A
                                                            60,000 / 0 Class B               $0 / $0 Class B
Karl S. Puehringer...    -0-            -0-            26,667 / 88,333 Class A     $55,301 / $91,099 Class A
Vijay C. Tharani.....    -0-            -0-            43,333 / 96,667 Class A    $91,133 / $109,017 Class A
Shaun J. Kilfoyle....    -0-            -0-             9,333 / 78,667 Class A     $21,279 / $71,811 Class A
Takayuki Miyaoku.....    -0-            -0-            29,167 / 68,333 Class A     $35,167 / $46,333 Class A

---------------
(1) Where the value shown is zero, the exercise prices of all outstanding stock options at fiscal year end were greater than the fair market value of the Company's Class A Common Stock on the last day of Fiscal 2005 ($3.10).

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about the Company's common stock that may be issued upon the exercise of options and rights under all of the Company's existing equity compensation plans as of June 30, 2005, including the Second Amended and Restated 1986 Stock Option Plan, the 1990 Directors' Stock Option Plan, the 1996 Stock Option Plan, as amended, the 1998 Non-Employee Directors' Stock Option Plan, and certain other equity compensation plans of the Company previously adopted without stockholder approval.

                                           (A)                  (B)                        (C)
                                    -----------------   --------------------   ----------------------------
                                        NUMBER OF
                                    SECURITIES TO BE                               NUMBER OF SECURITIES
                                       ISSUED UPON        WEIGHTED AVERAGE       REMAINING AVAILABLE FOR
                                       EXERCISE OF       EXERCISE PRICE OF        ISSUANCE UNDER EQUITY
                                       OUTSTANDING      OUTSTANDING OPTIONS,        COMPENSATION PLANS
                                    OPTIONS, WARRANTS       WARRANTS AND          (EXCLUDING SECURITIES
PLAN CATEGORY                        AND RIGHTS (#)          RIGHTS ($)        REFLECTED IN COLUMN (A)) (#)
-------------                       -----------------   --------------------   ----------------------------
Equity compensation plans approved
  by security holders(1)..........  1,611,667 shares           $2.87           533,833 shares (Class A)
Equity compensation plans not
  approved by security
  holders(2)......................    160,000 shares             N/A           1,200,000 shares (Class A)

---------------

(1) Includes the Second Amended and Restated 1986 Stock Option Plan, the 1990 Directors' Stock Option Plan, the 1996 Stock Option Plan, as amended, and the 1998 Non-Employee Directors' Stock Option Plan.

(2) Includes 1,200,000 shares issuable under the 2005 Equity Compensation Plan, and 160,000 shares that may be issued under an Employment Agreement between the Company and its Chief Executive Officer, Gerald A. Nathe.

                        SUPPLEMENTAL RETIREMENT BENEFITS

     Mr. Nathe is entitled to deferred compensation benefits in accordance with his employment agreement; Messrs. Puehringer, Tharani, Kilfoyle and Miyaoku are entitled to supplemental retirement benefits in accordance with their respective employment agreements.

     Mr. Nathe's employment agreement, as amended, provides for deferred compensation to be paid to him or his estate for 15 years or life, whichever is longer, upon termination of his employment and subject to a vesting schedule set forth in his employment agreement. No amounts were accrued by the Company on behalf of Mr. Nathe in connection with this benefit during Fiscal 2005 since the Company had previously adequately accrued for its obligation to make the necessary deferred compensation payments to Mr. Nathe. The amount of the annual deferred compensation benefit which was to be paid to Mr. Nathe was previously estimated at $102,000; however, effective July 1, 2005, Mr. Nathe's employment agreement was amended to provide for, among other things, an increase in the total amount of deferred compensation payable by the Company to Mr. Nathe to $115,000 per year.

     Mr. Puehringer's employment agreement, effective July 1, 2005, provides for a supplemental retirement benefit to be paid to him or his estate for fifteen
(15) years following termination of his employment and subject to a vesting schedule set forth in his employment agreement. The amount of the annual benefit to be paid to Mr. Puehringer will be 30% of Mr. Puehringer's average base salary for his last three (3) years of employment under his employment agreement. The amount accrued by the Company on behalf of Mr. Puehringer in connection with this benefit during Fiscal 2005 was $218,555. When fully vested (on November 1,
2006), the estimated annual supplemental retirement benefit payable by the Company to Mr. Puehringer will be $83,933.

     Mr. Tharani's employment agreement as amended provides for a supplemental retirement benefit to be paid to him for ten (10) years upon termination of his employment and subject to a vesting schedule set forth in his employment agreement. The amount of the annual benefit to be paid to Mr. Tharani will be 30% of Mr. Tharani's average base salary for his last three (3) years of employment under his employment agreement. The amount accrued by the Company on behalf of Mr. Tharani in connection with this benefit during Fiscal 2005 was $114,631. When fully vested (on June 18, 2006), the estimated annual supplemental retirement benefit payable by the Company to Mr. Tharani will be $74,919.

     Mr. Kilfoyle's employment agreement, effective September 1, 2004, provides for a supplemental retirement benefit to be paid to him for ten (10) years upon termination of his employment and subject to a vesting schedule set forth in his employment agreement. The amount of the annual benefit to be paid to Mr. Kilfoyle will be 30% of Mr. Kilfoyle's average base salary for his last three
(3) years of employment under his employment agreement. The amount accrued by the Company on behalf of Mr. Kilfoyle in connection with this benefit during Fiscal 2005 was $143,552. When fully vested (on September 1, 2008), the estimated annual supplemental retirement benefit payable by the Company to Mr. Kilfoyle will be $64,751.

     Mr. Miyaoku's terms of employment as a Director and President of Baldwin Japan Ltd. provide for him to participate in the Retirement Allowance Plan for Representative Directors of Baldwin Japan Limited. Under that plan, Mr. Miyaoku is entitled to receive a retirement benefit equal to his then current base salary multiplied by his years of service and a multiplication factor for each of the position(s) served, payable in a single lump sum payment. The estimated amount of this lump sum benefit is $333,286.

                               PERFORMANCE GRAPH

     The following Performance Graph compares the Company's cumulative total stockholder return on its Class A Common Stock for the five fiscal years ended June 30, 2005 with the cumulative total return of the American Stock Exchange Market Value Index and a peer group composed of selected companies from the Standard Industrial Classification ("SIC") Code 3555 -- Special Industry Machinery, Printing Trades Machinery and Equipment. The companies included in the peer group are: Baldwin Technology Company, Inc., Delphax Technologies Inc., Gunther International Ltd., Presstek, Inc. and Scitex Corporation. The comparison assumes $100 was invested on June 30, 2000 in the Company's Class A Common Stock and in each of the foregoing indices and assumes reinvestment of all dividends. Total stockholder return is calculated using the closing price of the stock on the last trade date of each fiscal year. The stock price performance shown is not intended to forecast or be indicative of the possible future performance of the Company's stock.

            COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN(*) AMONG
         BALDWIN TECHNOLOGY COMPANY, INC., THE AMEX MARKET VALUE INDEX,
                                AND A PEER GROUP
(BALDWIN, PEER, AMEX COMPARISON CHART)

                                                   BALDWIN TECHNOLOGY
                                                      COMPANY, INC.                PEER GROUP               AMEX MARKET VALUE
                                                   ------------------              ----------               -----------------
6/00                                                     100.00                      100.00                      100.00
6/01                                                      56.47                       67.78                       89.48
6/02                                                      66.35                       24.83                       70.64
6/03                                                      30.12                       31.66                       76.96
6/04                                                     168.47                       63.30                       99.52
6/05                                                     145.88                       76.23                      115.35

*$100 invested on 6/30/00 in stock or index-including reinvestment of dividends.
 Fiscal year ending June 30.

EMPLOYMENT AGREEMENTS

     Effective March 19, 2001, the Company entered into a new employment agreement with Gerald A. Nathe, its Chairman (then President) and Chief Executive Officer, replacing an earlier agreement dated November 25, 1997. This agreement was amended on February 26, 2002, August 13, 2002, July 11, 2003 and July 30, 2005; it expires November 15, 2007. The new agreement, as amended, provides that (a) Mr. Nathe will be paid (i) an annual salary of no less than $300,000, (ii) annual incentive compensation in an amount determined under the Company's Management Incentive Compensation Plan, (iii) certain amounts upon termination of employment, such amounts to depend upon whether the termination was by the Company or by Mr. Nathe, whether the termination was with or without cause or with or without Company consent, and whether the termination was due to death or disability, (iv) a $75,000 sign-on bonus, and (v) annual deferred compensation in the amount of $115,000 following the termination of Mr. Nathe's employment, and (b) the Company will make an interest bearing loan to Mr. Nathe, in the amount of approximately $750,000 to facilitate the purchase by Mr. Nathe of Class B Common Stock from an unrelated party with the loan secured by a pledge of the purchased shares of the Company's Class B Common Stock, and (c) the transfer by the Company to Mr. Nathe, at no cost to Mr. Nathe, of up to one hundred sixty thousand shares of the Company's Class A Common Stock, in four equal installments of 40,000 shares each, when, in the case of the first such installment, the market value of the Company's Class A Common Stock has attained $7.875 per share and, in the case of each subsequent installment, such market value has increased by $2.00 per share over the market value at which the previous installment was earned. For purposes of clause (a)(iii) above, in the event of the occurrence of certain events (unless Mr. Nathe votes in favor of them as a Director of the Company) such as any merger or consolidation or sale of substantially all of the assets of the Company or change in control or liquidation of the Company, or in the event the Company fails to observe or comply in any material respect with any of the provisions of the employment agreement, Mr. Nathe may, within six months of the happening of any such event, provide notice of termination of his employment to the Company, and the Company shall be obligated to pay Mr. Nathe severance in an amount equal to 2.9 times his then annual base salary. Mr. Nathe has agreed that, for a period of three years after the termination of his employment under the employment agreement, he will not compete, directly or indirectly, with the Company. The employment agreement, as amended, provides that upon Mr. Nathe's death the Company will use a portion of the proceeds of life insurance on Mr. Nathe's life to buy back from his estate his shares of Class B Common Stock at the then fair market value, with the understanding that Mr. Nathe's estate will repay his loan from the Company, together with interest due.

     Effective July 1, 2005, the Company entered into a new employment agreement with Karl S. Puehringer, its President, replacing an earlier agreement dated September 19, 2001 and all amendments thereto. The new agreement provides for
(a) a minimum base salary of 228,800 Euros to be paid to Mr. Puehringer, (b) incentive compensation under the Company's Management Incentive Compensation Plan, (c) a supplemental retirement benefit for fifteen (15) years following termination of employment, subject to vesting as set forth in the agreement, and
(d) certain amounts upon termination of employment, such amounts to depend upon whether the termination was by the Company or by Mr. Puehringer, whether the termination was with or without cause or with or without Company consent, and whether the termination was due to death or disability. For purposes of clause
(d) above, in the event of (i) any merger or consolidation or sale of substantially all of the assets of the Company resulting in a change in control,
(ii) liquidation of the Company, or (iii) a material diminution in Mr. Puehringer's duties, then in each such case, Mr. Puehringer may, within six months of any such event, terminate his employment and be entitled to receive a severance payment in an amount equal to twice his then annual base salary. The agreement is for an initial term that expires on November 1, 2009 and, unless terminated with one year's prior written notice, will automatically extend for additional three (3) year terms.

     Effective June 18, 2001, the Company entered into an employment agreement with Vijay C. Tharani, its Vice President, Chief Financial Officer and Treasurer, which was amended on November 11, 2003. The employment agreement, as amended, provides for (a) a minimum base salary of $240,000 to be paid to Mr. Tharani, (b) incentive compensation under the Company's Management Incentive Compensation Plan, (c) a supplemental retirement benefit for ten (10) years following termination of employment, subject to vesting as set forth in the agreement, and (d) certain amounts upon termination of employment, such amounts to depend upon whether the termination was by the Company or by Mr. Tharani, whether the termination was with or without cause or with or without Company consent, and whether the termination was due to death or disability. For purposes of clause (d) above, in the event of (i) any merger or consolidation or sale of substantially all of the assets of the Company resulting in a change in control, (ii) liquidation of the Company, or (iii) a material diminution in Mr. Tharani's duties, then in each such case, Mr. Tharani may, within six months of any such event, terminate his employment and be entitled to receive a severance payment in an amount equal to his then annual base salary. The agreement was for an initial term of three (3) years and was automatically extended, and unless terminated, will automatically extend for additional three (3) year terms.

     Effective September 1, 2004, the Company entered into a new employment agreement with Shaun J. Kilfoyle, its Vice President of American Operations, replacing an earlier agreement dated February 14, 2003. The new agreement provides for (a) a minimum base salary of $170,000 to be paid to Mr. Kilfoyle,
(b) incentive compensation under the Company's Management Incentive Compensation Plan, (c) a supplemental retirement benefit for ten (10) years following termination of employment, subject to vesting as set forth in the agreement, and
(d) certain amounts upon termination of employment, such amounts to depend upon whether the termination was with or without cause. In addition, in the event of any merger or consolidation by the Company with or into any other entity or any sale by the Company of substantially all of its assets or the adoption by the Company of any plan of liquidation, under certain conditions, Mr. Kilfoyle may receive a severance payment in an amount equal to his then annual base salary. The new agreement is for an initial term of three (3) years, and unless terminated, will automatically extend for additional three (3) year terms.

     Mr. Miyaoku does not have an employment agreement; however, upon termination of his employment, Mr. Miyaoku will be entitled to receive a retirement benefit as set forth in the Supplemental Retirement Benefits section above.

                              CERTAIN TRANSACTIONS

     Samuel B. Fortenbaugh III, a Director of the Company since 1987, has rendered legal services to the Company since September, 2002. During the fiscal year ended June 30, 2005, the Company paid $53,550 to Mr. Fortenbaugh for legal services rendered. Prior to September 2002, Mr. Fortenbaugh was a partner of the law firm of Morgan Lewis & Bockius LLP, which firm has rendered legal services to the Company since 1980.

     On November 30, 1993, the Company entered into a loan and pledge agreement with Gerald A. Nathe, Chairman of the Board, Chief Executive Officer and a Director of the Company, pursuant to which the Company loaned Mr. Nathe $1,817,321 to enable him to purchase 315,144 shares of the Company's Class B Common Stock from a non-employee stockholder. The loan was evidenced by a recourse demand promissory note bearing interest equal to the 3-Month LIBOR rate plus 1.25%, such rate to be reset on the first day of each succeeding January, April, July and October, and secured by such purchased shares. In February 2002, the Company and Mr. Nathe amended the loan and pledge agreement and Mr. Nathe issued a substitute recourse demand promissory note for $1,500,000, the outstanding principal balance on the date thereof, with interest payable annually at a rate of 5%. In August 2002, the Company and Mr. Nathe amended the loan and pledge agreement and Mr. Nathe issued a substitute recourse demand promissory note for $750,000 to evidence the reduction of the outstanding principal and interest due from Mr. Nathe on the loan by $750,000 in exchange for an equal reduction in deferred compensation payments to be made by the Company to Mr. Nathe. The reduction represented the then-present value of a portion of Mr. Nathe's deferred compensation benefit that had accrued to Mr. Nathe, and is included as income to Mr. Nathe for Fiscal 2003 in "All Other Compensation" in the Summary Compensation Table above. Mr. Nathe was responsible for and paid all income taxes associated with the exchange. At June 30, 2005, the balance of the loan, including interest, was $787,500.

     On February 10, 1997, Wendell M. Smith resigned as Chairman of the Company. The Company has made deferred compensation payments to Mr. Smith in the amount of $103,000 for each of the fiscal years ended June 30, 2005, 2004 and 2003, respectively. In addition, the Company entered into a consulting agreement with Polestar Limited, a corporation controlled by Mr. Smith, which provides for payments to Polestar Limited of $90,000 per year for consulting services through 2014.

                       COMPENSATION COMMITTEE INTERLOCKS
              AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     Akira Hara, formerly an officer (Vice President) of the Company and Chairman of Baldwin Japan Ltd., a subsidiary of the Company, served on the Company's Compensation Committee during the fiscal year ended June 30, 2005.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP or its predecessor, Price Waterhouse LLP, has audited the accounts of the Company since 1968. Set forth in the table below are the aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered to the Company during the fiscal years ended June 30, 2005 and June 30, 2004 in the following categories and amounts.

                                                                2005       2004
                                                              --------   --------
Audit Fees..................................................  $585,413   $515,735
Audit Related Fees:
  Audit of Domestic Pension Plan............................       N/A     17,500
  Due Diligence.............................................         0     56,589
  Other Audit Related Fees..................................    14,000          0
Tax Fees....................................................    80,068    166,510
All Other Fees..............................................         0      4,820
                                                              --------   --------
TOTAL.......................................................  $679,481   $761,154
                                                              ========   ========

AUDIT FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual consolidated financial statements for the fiscal years ended June 30, 2005 and June 30, 2004, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for those fiscal years were $585,413 and $515,735, respectively.

AUDIT RELATED FEES

     PricewaterhouseCoopers LLP performed audit related professional services by auditing the Company's domestic pension plan and in certain due diligence matters during Fiscal 2004 in the amounts stated above; they also performed other audit related services during Fiscal 2005 in the amounts stated above.

TAX FEES

     PricewaterhouseCoopers LLP also provided tax advice during the Company's fiscal years ended June 30, 2005 and June 30, 2004, and the additional fees for such services were $80,068 and $166,510, respectively.

ALL OTHER FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company, other than audit-related or tax fees, for the fiscal years ended June 30, 2005 and June 30, 2004 were $0 and $4,820, respectively.

     In accordance with its charter, the Audit Committee pre-approved all non-audit fees for fiscal 2005 listed above. In addition, the Audit Committee considered the fees for non-audit services in relation to their assessment of the independence of PricewaterhouseCoopers LLP. The Company paid no fees to PricewaterhouseCoopers LLP for financial information systems design and implementation.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will be provided with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

                                APPROVAL OF THE
                         2005 EQUITY COMPENSATION PLAN

     The Board of Directors has unanimously approved, subject to stockholder approval, the Baldwin Technology 2005 Equity Compensation Plan (the "2005 Plan"). Below is a summary of the principal provisions of the 2005 Plan and its operation. A copy of the 2005 Plan is set forth in full in Appendix A to this Proxy Statement, and the following description of the 2005 Plan is qualified in its entirety by reference to Appendix A.

BACKGROUND

     The Board of Directors and its Compensation Committee believe that attracting and retaining employees, non-employee Board members, and other persons who provide services to the Company, of high quality has been and will continue to be essential to the Company's growth and success. Consistent with this view, at the Annual Meeting, stockholders will be asked to approve the 2005 Plan, which was approved by the Board of Directors on October 11, 2005. The 2005 Plan, like our current 1996 Stock Option Plan (the "1996 Plan") and formerly, our 1990 Directors' Stock Option Plan and our 1998 Non-Employee Directors' Stock Option Plan (the "Directors Plans"), will enable the Company to formulate and implement a compensation program that will attract, motivate and retain experienced, highly-qualified employees, non-employee directors and other persons who provide services to the Company who will contribute to the Company's financial success, and will align the interests of the Company's employees, non-employee directors and other persons who provide services to the Company with those of its stockholders.

     The 2005 Plan would allow the Compensation Committee to grant a variety of awards to the Company's employees, non-employee directors and other persons who provide services to the Company, including stock-based incentives and cash-based incentives. The Company will not grant any further awards under the 1996 Plan, which currently has 533,833 shares remaining to be granted, after it expires in 2006, although awards already outstanding under the 1996 Plan and the Directors Plans will continue to remain outstanding in accordance with their terms.

     The Board of Directors seeks stockholder approval of the 2005 Plan in order to satisfy certain legal requirements, including requirements of the American Stock Exchange (AMEX). In addition, the Board regards stockholder approval of the 2005 Plan as desirable and consistent with good corporate governance practices.

     The Board of Directors and Compensation Committee also seek to preserve the Company's ability to claim tax deductions for compensation paid, to the greatest extent practicable. Section 162(m) of the Internal Revenue Code limits the deductions a publicly held company can claim for compensation in excess of $1 million in a given year paid to the Chief Executive Officer and the four other most highly compensated executive officers serving on the last day of the fiscal year ("covered employees"). "Performance-based" compensation that meets certain requirements is not counted against the $1 million deductibility cap, and therefore remains fully deductible. The Company is seeking stockholder approval of the 2005 Plan in order to meet a key requirement for certain awards to qualify as "performance-based" under Section 162(m).

     In addition, stockholder approval will permit designated stock options to qualify as incentive stock options under the Internal Revenue Code. Such qualification can give the holder of the options more favorable tax treatment, as explained below.

     The approval of the 2005 Plan will not affect the Company's ability to make stock- or cash-based awards outside of the 2005 Plan to the extent consistent with applicable law and stock exchange rules.

POTENTIAL DILUTION

     The aggregate number of shares that may be issued to employees, non-employee directors and other persons who provide services to the Company under the 2005 Plan will not exceed 1,200,000. Shares subject to awards granted under the 2005 Plan which are subsequently forfeited, expire unexercised or are otherwise not issued will not be treated as having been issued for purposes of the share limitation.

RESTRICTIONS ON REPRICING

     The 2005 Plan includes a restriction that, unless authorized by stockholders, the Company will not amend or replace options previously granted under the 2005 Plan in a transaction that constitutes a "repricing" under generally accepted accounting principles.

ADMINISTRATION

     The Compensation Committee or a sub committee of its members will have the authority to select award recipients, determine the type, size and other terms and conditions of the award, and make all other decisions and determinations as may be required under the terms of the 2005 Plan or as the Compensation Committee may deem necessary or advisable for the administration of the 2005 Plan. The Compensation Committee will be permitted to delegate to one or more senior executives of the Company (i) the authority to make grants of awards to officers (other than executive officers) and employees of the Company and (ii) such other administrative responsibilities.

ELIGIBILITY

     Employees (including officers) and non-employee directors of the Company and its subsidiaries and other persons who provide substantial services to the Company and its subsidiaries are eligible to be selected as award recipients.

TYPE OF AWARDS

     The Company's current equity compensation awards to employees are generally comprised of stock options. The 2005 Plan gives the Committee the flexibility to grant a variety of other equity instruments in addition to stock options, including restricted stock, bonus shares, stock appreciation rights, share units, performance units and dividend equivalents. Awards may be granted alone or in combination with any other award granted under the 2005 Plan or any other plan. The Committee will determine the size of each award to be granted (including, where applicable, the number of shares to which an award will relate), and all other terms and conditions of each award. Unless otherwise set forth in an award agreement, stock options vest in three equal annual installments commencing on the second anniversary of the date of the grant and all awards other than stock options vest in three equal annual installments commencing on the first anniversary of the date of the grant. Upon a Change in Control (as defined in the Plan), any time periods, conditions or contingencies relating to the exercise or realization of, or lapse of restrictions under, any award will be automatically accelerated or waived so that if no exercise of the award is required, the award may be realized in full at the time of the occurrence of the Change in Control or if exercise of the award is required, the award may be exercised at the occurrence of the Change in Control.

CERTAIN PERFORMANCE-BASED AWARDS

     The Committee may grant performance awards, which may be cash- or stock-based. Generally, performance awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted, becoming exercisable or settleable, or as a condition to accelerating the timing of such events. The Committee will set the performance goals used to determine the amount payable pursuant to a performance award. In order to avoid the limitations on tax deductibility under Section 162(m) of the Internal Revenue Code, the business criteria used by the Committee in establishing performance goals applicable to performance awards to the covered employees must be selected from among the following: earnings per share; revenues; cash flow; cash flow return on investment; return on net assets, return on assets, return on investment, return on invested capital, return on equity; profitability; economic value added; operating margins or profit margins; income or earnings before or after taxes; pretax earnings; pretax earnings before interest, depreciation and amortization; operating earnings; pretax operating earnings, before or after interest expense and before or after incentives, and extraordinary or special items; net income; total stockholder return or stock price; book value per share; expense management; improvements in capital structure; working capital; days sales outstanding; days payables outstanding; inventory turns and costs. Performance goals may be set based on consolidated Company performance and/or for specified subsidiaries, divisions, or other business units, and may be with fixed, quantitative targets; targets relative to past performance; or targets compared to the performance of other companies, such as a published or special index or a group of companies selected by the Compensation Committee for comparison.

LIMITATIONS ON STOCK-BASED AWARDS

     The aggregate number of shares that may be issued to employees, non-employee directors and persons who provide services to the Company under the 2005 Plan will not exceed 1,200,000. Shares issued under the 2005 Plan that are reacquired by the Company in connection with a cancellation, forfeiture, termination or other failure to satisfy performance conditions will not be treated as having been issued for purposes of the share limitation. Shares delivered under the Plan may be newly issued shares, treasury shares, or shares acquired in the open market. In any calendar year, no employee or director may be granted stock-based awards that relate to more than 200,000 shares, or cash-based awards that can be settled for more than $1 million.

ADJUSTMENTS

     In the event of a large, special or non-recurring dividend or distribution, recapitalization, stock split, stock dividend, reorganization, business combination, or other similar corporate transaction or event affecting the Company's common stock, the Compensation Committee may adjust the number and kind of shares subject to the aggregate and individual share limitations described above. The Compensation Committee may also adjust outstanding awards upon occurrence of these events in order to preserve the award without enhancing the value of the award. These adjustments may include changes to the number of shares subject to an award, the exercise price or share price referenced in the award terms, and other terms of the award. The Compensation Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or to changes in applicable laws, regulations, or accounting principles.

AMENDMENT, TERMINATION

     The Board may amend, suspend, discontinue, or terminate the 2005 Plan or the Compensation Committee's authority to grant awards under the 2005 Plan without stockholder approval, provided that stockholder approval will be required for any amendment that will require stockholder approval as a matter of law or regulation or under the AMEX rules. Unless earlier terminated, the 2005 Plan will terminate ten years after its approval by stockholders.

TAX CONSEQUENCES

     The federal income tax consequences arising with respect to awards granted under the 2005 Plan will depend on the type of award. From the recipients' standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash or delivery of actual shares. Future appreciation on shares held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares are sold. The Company, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and the Company will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient. Exceptions to these general rules may arise under the following circumstances:
(i) if shares, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and the Company's tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture); (ii) if an employee is granted an option that qualifies as "incentive stock option," no ordinary income will be recognized, and the Company will not be entitled to any tax deduction, if shares acquired upon exercise of such option are held more than the longer of one year from the date of exercise and two years from the date of grant; (iii) the Company will not be entitled to a tax deduction for compensation attributable to awards granted to one of its covered employees, if and to the extent such compensation does not qualify as "performance-based" compensation Section 162(m) of their Internal Revenue Code, and such compensation, along with any other non-performance-based compensation paid in the same calendar year, exceeds $1 million; and (iv) an award may be taxable at 20 percentage points above ordinary income tax rates at the time it becomes vested, even if that is prior to the delivery of the cash or Stock in settlement of the award, if the award constitutes "deferred compensation" under Code Section 409A, and the requirements of Code Section 409A are not satisfied.

     The foregoing provides only a general description of the application of federal income tax laws to certain awards under the 2005 Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2005 Plan, as the tax consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. This summary does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws.

NEW PLAN BENEFITS

     Future benefits under the 2005 Plan generally will be granted at the discretion of the Compensation Committee and are therefore not currently determinable. During Fiscal 2005, stock options were granted under the 1996 Stock Option Plan to the named executive officers as set forth herein in the tables captioned Summary Compensation Table and Option/SAR Grants in Last Fiscal Year. The amount and/or value of stock options granted during Fiscal 2005 under the 1996 Stock Option Plan (and to be granted in Fiscal 2006 under the 2005 Plan, if approved) to the Company's non-employee directors is set forth herein under Compensation of Directors. In addition, during Fiscal 2005, 170,000 stock options were granted to all of the Company's employees (other than named executive officers) under the 1996 Plan.

VOTE REQUIRED FOR APPROVAL

     Approval of the 2005 Plan requires the affirmative vote of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock present, in person or represented by proxy, and entitled to vote at the Annual Meeting, voting as a single class, with each share of Class A Common Stock having one vote per share and each share of Class B Common Stock having ten votes per share.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE BALDWIN TECHNOLOGY COMPANY, INC. 2005 EQUITY COMPENSATION PLAN.

                             STOCKHOLDER PROPOSALS

     Stockholders may present proposals for inclusion in the Company's 2006 proxy statement provided they are received by the Company no later than June 16, 2006 and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

                                    GENERAL

     So far as is now known, there is no business other than that described above to be presented for action by the stockholders at the meeting, but it is intended that the Proxies will be voted upon any other matters and proposals that may legally come before the meeting and any adjournment thereof in accordance with the discretion of the persons named therein.

              SECTION 16(a) BENEFICIAL OWNERSHIP REPORT COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Company, the Securities and Exchange Commission, and the American Stock Exchange initial reports of ownership and reports of changes in ownership of any equity securities of the Company. During Fiscal 2005, to the best of the Company's knowledge, all required reports were filed on a timely basis, except one. Mr. Rolf Bergstrom filed one late report for a purchase of the Company's securities. In making this statement, the Company has relied on the written representations of its directors and executive officers and copies of the reports provided to the Company.

                               OTHER INFORMATION

     The cost of solicitation of Proxies will be borne by the Company. Solicitation of Proxies may be made by mail, personal interview, telephone and facsimile by officers, directors and regular employees of the Company.

                                          Helen P. Oster
                                          Secretary

                                                                       EXHIBIT A

                        BALDWIN TECHNOLOGY COMPANY, INC.
                         2005 EQUITY COMPENSATION PLAN

1.  PURPOSE OF THE PLAN

     The purpose of this 2005 Equity Compensation Plan (the "Plan") is to advance the interests of the Company and its stockholders by providing a means
(a) to attract, retain, and reward directors, officers, other employees, and persons who provide services to the Company and its Subsidiaries, (b) to link compensation to measures of the Company's performance in order to provide additional incentives, including stock-based incentives and cash-based incentives, to such persons for the creation of stockholder value, and (c) to enable such persons to acquire or increase a proprietary interest in the Company in order to promote a closer identity of interests between such persons and the Company's stockholders. The Plan is intended to qualify certain compensation awarded under the Plan as "performance-based" compensation under Code Section 162(m) to the extent deemed appropriate by the Committee which administers the Plan.

2.  DEFINITIONS

     Capitalized terms used in the Plan and not defined elsewhere in the Plan shall have the meanings set forth in this Section.

     2.1 "Award" means a compensatory award made pursuant to the Plan pursuant to which a Participant receives, or has the opportunity to receive, Shares or cash.

     2.2 "Award Agreement" means a written document prescribed by the Committee and provided to a Participant evidencing the grant of an Award under the Plan.

     2.3 "Beneficiary" means the person(s) or trust(s) entitled by will or the laws of descent and distribution to receive any rights with respect to an Award that survive such Participant's death, provided that if at the time of a Participant's death, the Participant had on file with the Company a written designation of a person(s) or trust(s) to receive such rights, then such person(s) (if still living at the time of the Participant's death) or trust(s) shall be the "Beneficiary" for purposes of the Plan.

     2.4  "Board" means the Board of Directors of the Company.

     2.5 "Change in Control" means the occurrence of any of the following events:

          (a) any person (as defined in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act)), other than the Company or an employee benefit plan of the Company, acquires directly or indirectly the beneficial ownership of any voting security of the Company and immediately after such acquisition such person is, directly or indirectly, the beneficial owner of voting securities representing 35% or more of the total voting power of all classes of the voting securities of the Company then outstanding;

          (b) the consummation of any transaction or series of transactions described in Section 7, other than any such transaction(s) which results in at least 65% of the total voting power represented by all classes of the voting securities of the Company (or, if the Company does not survive, the surviving entity) outstanding immediately after such transaction(s) being beneficially owned by at least 65% of the holders of all classes of voting securities of the Company outstanding immediately prior to the transaction(s), with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction(s);

          (c) the complete liquidation of the Company or the sale or disposition by the Company of all or a substantial portion of the Company's assets (i.e., 60% or more of the total assets of the Company); or

          (d) a majority of the members of the Board is composed of individuals who are not described in any of the following categories: (i) individuals who constitute the Board as of the date the Plan was adopted by the Board (the "Original Directors"), (ii) individuals who thereafter were elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds ( 2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election) or (iii) individuals who were elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds ( 2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election).

     For purposes of the foregoing, the terms "beneficial ownership", "beneficial owner", and "beneficially owned" shall be determined in accordance with Rule 13d-3 promulgated pursuant to the Exchange Act.

     2.6 "Code" means the Internal Revenue Code of 1986, as amended, including regulations thereunder and successor provisions and regulations thereto.

     2.7 "Committee" means the committee appointed by the Board to administer the Plan or the Board, where the Board is acting as the Committee or performing the functions of the Committee, as set forth in Section 3.

     2.8 "Company" means Baldwin Technology Company, Inc., a company organized under the laws of the state of Delaware.

     2.9 "Non-Employee Director" means a member of the Board who is not otherwise employed by the Company or any Subsidiary.

     2.10  "Other Awards" means Awards that are not Share-Based Awards.

     2.11 "Participant" means any employee, director, or other individual or entity who has been granted an Award under the Plan.

     2.12 "Independent Director" means a member of the Committee who is a "non-employee director" of the Company as defined in Rule 16b-3(b)(3) under the United States Securities Exchange Act of 1934 and an "outside director" within the meaning of Regulation sec. 1.162-27 under Code Section 162(m).

     2.13 "Shares" means common shares of the Company and such other securities as may be substituted or resubstituted for Shares pursuant to Section 7.

     2.14 "Share-Based Awards" means Awards that are denominated by a specified number of Shares, even if the Award may be settled in cash or a form other than Shares.

     2.15 "Subsidiary" means an entity that is, either directly or through one or more intermediaries, controlled by the Company.

3.  ADMINISTRATION

     3.1 Committee. The Compensation Committee of the Board shall administer the Plan, unless the Board shall appoint a different committee. At any time that a member of the Committee is not an Independent Director, (i) any action of the Committee relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Independent Directors, and (ii) any action relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Securities Exchange Act of 1934 in respect of the Company may be taken either by the Board, a subcommittee of the Committee consisting of two or more Independent Directors or by the Committee but with each such member who is not an Independent Director abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed of two or more Independent Directors. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Independent Director(s), shall be the action of the Committee for purposes of the Plan. Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, and any authority specifically reserved to the Board under the terms of the Plan, the Company's Articles of Incorporation, By-Laws, or applicable law shall be exercised by the Board and not by the Committee. The Board shall serve as the Committee in respect of any Awards made to any Non-Employee Director.

     3.2 Powers and Duties of Committee. In addition to the powers and duties specified elsewhere in the Plan, the Committee shall have full authority and discretion to:

          (a) adopt, amend, suspend, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

          (b) correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

          (c) make determinations relating to eligibility for and entitlements in respect of Awards, and to make all factual findings related thereto; and

          (d) make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

     All determinations and decisions of the Committee shall be final and binding upon a Participant or any person claiming any rights under the Plan from or through any Participant, and the Participant or such other person may not further pursue his or her claim in any court of law or equity or any arbitral proceeding.

     3.3 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, or as provided in
Section 5.2, the Committee may delegate in writing, on such terms and conditions as it determines in its sole and absolute discretion, to one or more senior executives of the Company (i) the authority to make grants of Awards to officers (other than executive officers) and employees of the Company and any Subsidiary and (ii) other administrative responsibilities. Any such delegation may be revoked by the Committee at any time.

     3.4 Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on behalf of the Committee or members thereof shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

4.  AWARDS

     4.1 Eligibility. The Committee shall have the discretion to select Award recipients from among the following categories of eligible recipients: (i) individuals who are employees (including officers) of the Company or any Subsidiary, (ii) Non-Employee Directors, (iii) any other individual or entity who provides substantial services to the Company or any Subsidiary, and (iv) any individual who has agreed to become an employee of the Company or a Subsidiary, provided that no such person may receive any payment or exercise any right relating to an Award until such person has commenced employment.

     4.2 Type of Awards. The Committee shall have the discretion to determine the type of Awards to be granted under the Plan. Such Awards may be in a form payable in either Shares or cash, including, but not limited to, options to purchase Shares, restricted Shares, bonus Shares, stock appreciation rights, Share units, performance units and dividend equivalents. The Committee is authorized to grant Awards as a bonus, or to grant Awards in lieu of obligations of the Company or any Subsidiary to pay cash or grant other awards under other plans or compensatory arrangements, to the extent permitted by such other plans or arrangements. Shares issued pursuant to an Award in the nature of a purchase right (e.g., options) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, Shares, other Awards, or other consideration, as the Committee shall determine.

     4.3 Terms and Conditions of Awards. The Committee shall determine the size of each Award to be granted (including, where applicable, the number of Shares to which an Award will relate), and all other terms and conditions of each such Award (including, but not limited to, any exercise price, grant price, or purchase price, any restrictions or conditions relating to transferability, forfeiture, exercisability, or settlement of an Award, and any schedule or performance conditions for the lapse of such restrictions or conditions, and accelerations or modifications thereof, based in each case on such considerations as the Committee shall determine). The Committee may determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other consideration, or an Award may be canceled, forfeited, or surrendered. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and measures of performance as it may deem appropriate in establishing performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Section 5.1 in the case of a Performance Award intended to qualify under Code Section 162(m).

     4.4 Option Repricing. As to any Award granted as an option to purchase Shares or an appreciation right payable in Shares, the Committee is not authorized to subsequently reduce the applicable exercise price relating to such Award, or take such other action as may be considered a repricing of such Award under generally accepted accounting principles.

     4.5  Stand-Alone, Additional, Tandem, and Substitute Awards.  Subject to
Section 4.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary, and in granting a new Award, the Committee may determine that the value of any surrendered Award or award may be applied to reduce the exercise price of any option or appreciation right or purchase price of any other Award.

     4.6 Vesting. Unless otherwise set forth in an Award Agreement, (i) Awards granted as an option to purchase Shares shall vest in three equal annual installments commencing on the second anniversary of the date of such grant, and
(ii) all Awards other than those granted as an option to purchase Shares shall vest in three equal annual installments commencing on the first anniversary of the date of such grant. In addition, upon a Change in Control, any time periods, conditions or contingencies relating to the exercise or realization of, or lapse of restrictions under, any Award shall be automatically accelerated or waived so that if no exercise of the Award is required, the Award may be realized in full at the time of the occurrence of the Change in Control or if exercise of the Award is required, the Award may be exercised at the occurrence of the Change in Control.

5.  PERFORMANCE AWARDS

     5.1 Performance Awards Granted to Designated Covered Employees. If the Committee determines that an Award to be granted to an eligible person who is designated by the Committee as likely to be a Covered Employee (as defined below) should qualify as "performance-based compensation" for purposes of Code
Section 162(m), the grant, exercise, and/or settlement of such Award (a "Performance Award") shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 5.1. This Section
5.1 shall not apply to Awards that otherwise qualify as "performance-based compensation" by reason of Regulation sec. 1.162-27(e)(2)(vi) (relating to certain stock options and stock appreciation rights).

          (a) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each such criteria, as specified by the Committee consistent with this Section 5.1. Performance goals shall be objective and shall otherwise meet the requirements of Code
     Section 162(m) and regulations thereunder (including Regulation sec. 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise, and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

          (b) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries, divisions, or other business units of the Company

     (where the criteria are applicable), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) revenues; (3) cash flow; (4) cash flow return on investment;
     (5) return on net assets, return on assets, return on investment, return on invested capital, return on equity; profitability; (6) economic value added ("EVA"); (7) operating margins or profit margins; (8) income or earnings before or after taxes; pretax earnings; pretax earnings before interest, depreciation and amortization; operating earnings; pretax operating earnings, before or after interest expense and before or after incentives, and extraordinary or special items; net income; (9) total stockholder return or stock price; (10) book value per share; (11) expense management;
     (12) improvements in capital structure; (13) working capital (including days sales outstanding, days payables outstanding and inventory turns);
     (14) costs; and (15) any of the above goals as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparator companies. EVA means the amount by which a business unit's earnings exceed the cost of the equity and debt capital used by the business unit during the performance period, as determined by the Committee. Income of a business unit may be before payment of bonuses, capital charges, non-recurring or extraordinary income or expense, and general and administrative expenses for the performance period, if so specified by the Committee.

          (c) Performance Period; Timing for Establishing Performance Award Terms. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals, amounts payable upon achievement of such goals, and other material terms of Performance Awards shall be established by the Committee (i) while the performance outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period.

          (d) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 5.1(b) hereof during the given performance period, as specified by the Committee in accordance with Section 5.1(c) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria. In such case, Performance Awards may be granted as rights to payment of a specified portion of the Award pool, and such grants shall be subject to the requirements of Section 5.1(c).

          (e) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Shares, or other Awards, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 5.1. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

          (f) Impact Of Extraordinary Items Or Changes In Accounting. To the extent applicable, the determination of achievement of performance goals for Performance Awards shall be made in accordance with U.S. generally accepted accounting principles ("GAAP") and a manner consistent with the methods used in the Company's audited financial statements, and, unless the Committee decides otherwise within the period described in Section 5.1(c), without regard to (i) extraordinary items as determined by the Company's independent public accountants in accordance with GAAP, (ii) changes in accounting methods, or (iii) non-recurring acquisition expenses and restructuring charges. Notwithstanding the foregoing, in calculating operating earnings or operating income (including on a per share basis), the Committee may, within the period described in Section 5.1(c), provide that such calculation shall be made on the same basis as reflected in a release of the Company's earnings for a previously completed period as specified by the Committee.

     5.2 Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards, the achievement of performance goals relating to Performance Awards, and the amount of any final Performance Award shall be recorded in writing. Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Code Section 162(m), prior to settlement of each Performance Award, that the performance goals and other material terms of the Performance Award upon which settlement of the Performance Award was conditioned have been satisfied. The Committee may not delegate any responsibility relating to such Performance Awards, and the Board shall not perform such functions at any time that the Committee is composed solely of Independent Directors.

     5.3 Status of Section 5.1 Awards under Code Section 162(m). It is the intent of the Company that Performance Awards under Section 5.1 constitute "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 5.1, 5.2 and 5.3, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term "Covered Employee" as used herein shall mean only a person designated by the Committee, at the time of grant of a Performance Award, as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan as in effect on the date of adoption of any agreements relating to Performance Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

6.  LIMITATIONS ON AWARDS

     6.1 Aggregate Number of Shares Available for Awards. The maximum aggregate number of Shares that may be delivered to Participants or their Beneficiaries pursuant to all Awards granted under the Plan shall be 1,200,000. Awards made under this Plan which are forfeited (including a repurchase or cancellation of Shares subject thereto by the Company in exchange for the price, if any, paid to the Company for such Shares, or for their par or other nominal value), cancelled or have expired, shall be disregarded for purposes of the preceding sentence.

     6.2. Per Participant Limitation on Share-Based Awards. In any calendar year, no Participant may be granted Awards that relate to more than 200,000 Shares. This Section 6.2 shall apply only with respect to

Awards that are denominated by a specified number of Shares, even if the Award may be settled in cash or a form other than Shares. If the number of Shares ultimately payable in respect of an Award is a function of future achievement of performance targets, then for purposes of this limitation, the number of Shares to which such Award relates shall equal the number of Shares that would be payable assuming maximum performance was achieved

     6.3 Per Participant Limitation or Other Awards. In any calendar year, no Participant may be granted Awards not otherwise described in Section 6.2 that can be settled for cash, Shares or other consideration having a value in excess of $1,000,000.

7.  ADJUSTMENTS

     In the event of any change in the outstanding Shares by reason of any Share dividend or split, reorganization, recapitalization, merger, amalgamation, consolidation, spin-off, combination or exchange of Shares, repurchase, liquidation, dissolution or other corporate exchange, any large, special and non-recurring dividend or distribution to stockholders, or other similar corporate transaction, the Committee may make such substitution or adjustment, if any, as it deems to be equitable and in order to preserve, without enlarging, the rights of Participants, as to (i) the number and kind of Shares which may be delivered pursuant to Sections 6.1 and 6.2, (ii) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, and (iii) the exercise price, grant price or purchase price relating to any Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including cancellation of Awards in exchange for the intrinsic (i.e., in-the-money) value, if any, of the vested portion thereof, substitution of Awards using securities or other obligations of a successor or other entity, acceleration of the expiration date for Awards, or adjustment to performance goals in respect of Awards) in recognition of unusual or nonrecurring events (including events set forth in the preceding sentence, events constituting a Change in Control, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, if any such event will result in the acquisition of all or substantially all of the Company's outstanding Shares, then if the document governing such acquisition (e.g., merger agreement) specifies the treatment of outstanding Awards, such treatment shall govern without the need for any action by the Committee.

8.  GENERAL PROVISIONS

     8.1 Compliance with Laws and Obligations. The Company shall not be obligated to issue or deliver Shares in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of any applicable securities law, any requirement under any listing agreement between the Company and any securities exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     8.2 Limitations on Transferability. Awards and other rights under the Plan will not be transferable by a Participant except to a Beneficiary in the event of the Participant's death (to the extent any such Award, by its terms, survives the Participant's death), and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights may be transferred during the lifetime of the Participant, for purposes of the Participant's estate planning or other purposes consistent with the purposes of the Plan (as determined by the Committee), and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent permitted by the Committee. Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

     8.3 No Right to Continued Employment; Leaves of Absence. Neither the Plan, the grant of any Award, nor any other action taken hereunder shall be construed as giving any employee, consultant, director, or other person the right to be retained in the employ or service of the Company or any of its Subsidiaries (for the vesting period or any other period of time), nor shall it interfere in any way with the right of the Company or any of its Subsidiaries to terminate any person's employment or service at any time. Unless otherwise specified in the applicable Award Agreement, (i) an approved leave of absence shall not be considered a termination of employment or service for purposes of an Award under the Plan, and (ii) any Participant who is employed by or performs services for a Subsidiary shall be considered to have terminated employment or service for purposes of an Award under the Plan if such Subsidiary is sold or no longer qualifies as a Subsidiary of the Company, unless such Participant remains employed by the Company or another Subsidiary.

     8.4 Taxes. The Company and any Subsidiary are authorized to withhold from any delivery of Shares in connection with an Award, any other payment relating to an Award, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Subsidiaries and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other consideration and to make cash payments in respect thereof in satisfaction of withholding tax obligations.

     8.5 Changes to the Plan and Awards. The Board may amend, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any amendment shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after the date of such Board action if such stockholder approval is required by any applicable law, regulation or stock exchange rule. The Board may otherwise, in its discretion, determine to submit other such amendments to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted. The Committee may amend, suspend, discontinue, or terminate any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award. Any action taken by the Committee pursuant to Section 7 shall not be treated as an action described in this Section 8.5.

     8.6 No Right to Awards; No Shareholder Rights. No Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, employees, consultants, or directors. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Shares are duly issued or transferred and delivered to the Participant in accordance with the terms of the Award.

     8.7 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other consideration pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

     8.8 Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan or of any amendment to stockholders for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including the granting of awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     8.9 Successors and Assigns. The Plan and Award Agreements may be assigned by the Company to any successor to the Company's business. The Plan and any applicable Award Agreement shall be binding on all successors and assigns of the Company and a Participant, including any permitted transferee of a Participant, the Beneficiary or estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

     8.10 Governing Law. The Plan and all Award Agreements shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     8.11 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

     8.12 Plan Termination. Unless earlier terminated by the Board, the Plan shall terminate on the day before the tenth anniversary of the later of the date the Company's stockholders originally approved the Plan or the date of any subsequent stockholder approval of the Plan. Upon any such termination of the Plan, no new authorizations of grants of Awards may be made, but then-outstanding Awards shall remain outstanding in accordance with their terms, and the Committee otherwise shall retain its full powers under the Plan with respect to such Awards.

[X] PLEASE MARK VOTES             REVOCABLE PROXY
    AS IN THIS EXAMPLE   BALDWIN TECHNOLOGY COMPANY, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 8, 2005
                              CLASS A COMMON STOCK
  Revoking any such prior appointment, the undersigned, a stockholder of BALDWIN TECHNOLOGY COMPANY, INC., hereby appoints GERALD A. NATHE, VIJAY C. THARANI and HELEN P. OSTER, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Class A Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held at the American Stock Exchange, 86 Trinity Place, New York, New York on November 8, 2005 at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated hereon.




                                          --------------------------------------
Please be sure to sign and date           Date
 this Proxy in the box below.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Stockholder sign above                   Co-holder (if any) sign above


                                                  For       Against     Abstain
1. To adopt the 2005 Equity                       [ ]         [ ]         [ ]
   Compensation Plan.


2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

MARK HERE IF YOU PLAN TO ATTEND THE ------------------------->              [ ]
MEETING.

MARK HERE FOR ADDRESS CHANGE AND    ------------------------->              [ ]
NOTE BELOW

+                                                                              +
--------------------------------------------------------------------------------

-  DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. -
                        BALDWIN TECHNOLOGY COMPANY, INC.

--------------------------------------------------------------------------------
When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please sign exactly as your name appears hereon.

                PLEASE SIGN, DATE AND RETURN PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------------

---------------------------------------

---------------------------------------

[X] PLEASE MARK VOTES             REVOCABLE PROXY
    AS IN THIS EXAMPLE   BALDWIN TECHNOLOGY COMPANY, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 8, 2005
                              CLASS B COMMON STOCK
  Revoking any such prior appointment, the undersigned, a stockholder of BALDWIN TECHNOLOGY COMPANY, INC., hereby appoints GERALD A. NATHE, VIJAY
C. THARANI and HELEN P. OSTER, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Class B Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held at the American Stock Exchange, 86 Trinity Place, New York, New York on November 8, 2005 at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated hereon.




                                          --------------------------------------
Please be sure to sign and date           Date
 this Proxy in the box below.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Stockholder sign above                   Co-holder (if any) sign above


                                                             With-      For All
                                                  For        hold       Except
1. To elect two Class III Directors to            [ ]         [ ]         [ ]
   serve for a three-year term or until
   their successors are elected and
   qualified:

   AKIRA HARA AND RALPH R. WHITNEY, JR.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------

                                                  For       Against     Abstain
2. To Adopt the 2005 Equity                       [ ]         [ ]         [ ]
   Compensation Plan.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING. ----------------->              [ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE        ----------------->              [ ]
BELOW

+                                                                              +
--------------------------------------------------------------------------------

-   Detach above card, sign, date and mail in postage paid envelope provided.  -
                        BALDWIN TECHNOLOGY COMPANY, INC.

--------------------------------------------------------------------------------
When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please sign exactly as your name appears hereon.

                PLEASE SIGN, DATE AND RETURN PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------------

---------------------------------------

---------------------------------------

[X] PLEASE MARK VOTES             REVOCABLE PROXY
    AS IN THIS EXAMPLE   BALDWIN TECHNOLOGY COMPANY, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 8, 2005
                                  401(K) PLAN
  Revoking any such prior appointment, the undersigned, a stockholder of BALDWIN TECHNOLOGY COMPANY, INC., hereby appoints GERALD A. NATHE, VIJAY C. THARANI and HELEN P. OSTER, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Class A Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held at the American Stock Exchange, 86 Trinity Place, New York, New York on November 8, 2005 at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated hereon.




                                          --------------------------------------
Please be sure to sign and date           Date
 this Proxy in the box below.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Stockholder sign above                   Co-holder (if any) sign above


                                                  For       Against     Abstain
1. To adopt the 2005 Equity                       [ ]         [ ]         [ ]
   Compensation Plan.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.


MARK HERE IF YOU PLAN TO ATTEND THE       ----------------------->           [ ]
MEETING.

MARK HERE FOR ADDRESS CHANGE AND          ----------------------->           [ ]
NOTE BELOW

+                                                                              +
--------------------------------------------------------------------------------

-  DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.  -
                        BALDWIN TECHNOLOGY COMPANY, INC.

--------------------------------------------------------------------------------
When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please sign exactly as your name appears hereon.

                PLEASE SIGN, DATE AND RETURN PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------------

---------------------------------------

---------------------------------------